GOLDMAN SACHS ETF TRUST

Goldman Sachs TreasuryAccess 0-1 Year ETF

(the “Fund”)

Supplement dated June 8, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2017

At a meeting held on June 5-6, 2018, the Board of Trustees of the Goldman Sachs ETF Trust approved a change in the Fund’s name to the “Goldman Sachs Access Treasury 0-1 Year ETF.” This change will be effective on August 7, 2018.

Accordingly, on August 7, 2018, the Fund’s Prospectus, Summary Prospectus, and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus, and SAI to the “Goldman Sachs TreasuryAccess 0-1 Year ETF” are replaced with “Goldman Sachs Access Treasury 0-1 Year ETF.”

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

TREACCESSNMECHGSTK 06-18